--------------------------------------------------------------------------------
                                   MORGAN STANLEY
                                  EMERGING MARKETS
                                  DEBT FUND, INC.
--------------------------------------------------------------------------------

                                THIRD QUARTER REPORT
                                 SEPTEMBER 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER






                                   MORGAN STANLEY
                           EMERGING MARKETS DEBT FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10168
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1998, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -40.44% compared to -22.08% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year ended September 30, 1998, and for the period since the Fund's commencement of operations on July 23, 1993 through September 30, 1998, the Fund's total return, based on net asset value per share, was -44.39% and 39.77%, respectively, compared to -25.29% and 49.62%, respectively, for the Index. On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $7.50, representing a 15.2% premium to the Fund's net asset value per share.

For the three months ended September 30, 1998 the Fund had a total return, based on net asset value per share, of -38.89% compared to -21.23% for the Index. The Index since January 1, 1998 is down -22.08% which highlights the fact that the vast majority of the negative price action has occurred during the third quarter.

In August, investor sensitivity to deteriorating credit fundamentals and a worsened global environment for emerging countries reached a breakpoint and precipitated the largest and broadest sell-off in emerging market debt history. The sell-off transitioned from a focus on fundamentals to a technically driven liquidation when Russia defaulted on its domestic debt (ruble denominated T-bills) on August 17. The Russian restructuring forced many market participants to sell non-Russian assets to meet margin calls, thereby contaminating all emerging countries. Spreads on the broad emerging market debt benchmark widened by 861 basis points during that month.

GLOBAL MARKET ENVIRONMENT

There have been several global events that have created a more precarious investment environment over the course of this year.

Those events include:

- The continued policy paralysis and deepening recession in Japan, which have raised fears of currency devaluation in China, and a prolonged Asian recession.

- The collapse of the oil and commodity prices caused difficulty for several emerging market countries particularly, Russia, Venezuela, Chile and Ecuador.

-    The decline of the U.S. Equity markets this summer.

-    The decline of Emerging Markets Equity by over 38% year to date.

After having been underweight Russia in the spring, our investment strategy included accumulating Russian debt in May and June because we felt the market had overshot and was mispricing Russian risk. In retrospect, we underestimated the risk associated with Russian assets. We had assigned a low probability to the scenario in which Russia would devalue its currency and default on its domestic debt. Much to our dismay, this scenario was played out.

From late July to mid-August the market sold off, due to both fundamental and technical reasons. Hedge funds, trading desks and other leveraged market participants were forced to liquidate to meet margin calls due to large losses in ruble denominated debt.

As the prices for all Russian bonds fell (the Russian U.S. dollar debt bond index returned -78% as of August 31, 1998 year to date), the Russian banks came under considerable stress because of the decline in their asset portfolios and a decrease in amount of funds available to them. On August 17, 1998, Russia announced:

-    The ruble would float within a wider band (an effective devaluation).

- The Russian domestic debt (GKO and OFZ's) which are scheduled to mature before December 31, 1999 would be restructured.

- A 90 day moratorium on payment of foreign debts held by major Russian banks.

All of the Russian bonds owned by our Fund are denominated in U.S. dollars and are not in default. They are also not subject to the short term debt moratorium imposed in mid August and the Russian government has reiterated its intention to continue to service its U.S. dollar denominated debt.

While the Russian debt owned by the Fund is not directly affected by the devaluation of the ruble, the devaluation is a symptom of the poor health of the Russian economy. The value of the U.S. dollar bonds fell dramatically in August and are currently trading at distressed levels.

Due to the events that occurred in the third quarter, we have had to reevaluate our position in Russian debt and have reduced the Russian weighting in the portfolio to under 3%. The country has lost its economic anchor (stable currency and low inflation) and these events have increased the scope for political uncertainty. The change in leadership, which was announced on August 24, is evidence of the fragile political landscape. We expect both the political and economic climate to remain worrisome in the near term. Russian foreign exchange reserves are extremely low and they will likely rely on capital controls to prevent a complete run on the ruble. The Russians will also have to renegotiate the terms of their existing IMF agreement before receiving any further money. We have also re-positioned the portfolio with higher quality credits, such as Colombia and Panama and with uncorrellated credits such as Turkey and Bulgaria.

RECENT EVENTS

In September, emerging debt markets rebounded smartly from August's dramatic sell off. During the month, the market benefited from a slight increase in commodity prices, a reduction in U.S. rates and most importantly from supportive comments from members of the G7, the IMF and the World Bank, who expressed their desire to stop economic chaos from spreading any further. These factors caused the market to jump by almost 10% with Venezuela, Bulgaria and Morocco leading the pack and Mexico, Brazil and Russia lagging. The market effectively decoupled from events in Russia during September, as every country within the Index posted positive results except Russia, which was down 23.81%. In the Fund, an underweight in Venezuela, which rebounded by 34.05%, and an overweight in corporate euro-bonds, which in general significantly underperformed sovereign debt, hurt our Fund's performance for September.

Broadly speaking, corporate euro-bonds did not rally with sovereign debt in September, as the dramatic sell-off in August raised the premium demanded by investors for liquidity. Corporate securities which represent less than 15% of the Fund are less liquid than sovereign securities. In addition, many of the macro economic policies prescribed by the IMF to shore up fiscal imbalances, such as tight monetary policy, decreased government expenditures and increased taxes, would limit economic growth and adversely impact business conditions. During September, Venezuela benefited from an increase in oil prices and a decline in the lead held by the ex-coup leader Chavez in presidential pre-election polls. Chavez has made frequent non-investor friendly statements throughout his campaign and has openly discussed restructuring Venezuela's external debt. While the market was relieved by a decrease in his lead, we still view the political situation in Venezuela as too risky and remain underweight.

OUTLOOK

Over the next few months, the ability of the asset class to enjoy a sustained rally is largely in the hands of Brazil. We will be watching to see how quickly and decisively the authorities act towards addressing fiscal imbalances and securing multilateral aid. An aid package alone will not cure Brazil's ailments. Any aid must be coupled with a significant fiscal adjustment, which would include large spending cuts and structural reform. As would be imagined, implementing large spending cuts is politically difficult. In addition, the government must carefully manage its monetary policy to avoid a recession. We will continue to underweight Brazil in this environment. There are no easy answers for Brazil and we expect the road to recovery to be strewn with potholes of disappointment. Without further clarity with regard to Brazil, the market's
upside potential will be limited.   During the next quarter, the global backdrop
will likely remain problematic and liquidity for emerging market countries will remain constrained. These factors coupled with year-end selling pressure should cause volatility to remain high.

In a broad sense, we believe that Emerging Market Debt is still an attractive asset class and are optimistic that over the long term, high absolute and relative returns should be realized. We do not believe that many emerging market countries will default on their external debt payments in the near term. At current yield levels of close to 15% the market has priced in a higher
probability of default than we feel is warranted.   There is no denying that the
fundamental environment has been damaging to many developing countries this year. In fact, the vast majority of emerging countries have suffered a series of setbacks such as, larger fiscal deficits, higher inflation rates and ratings downgrades, after many years of structural reforms, mass privatizations and stabilization efforts. However, we remain encouraged by the response of most administrations to both internal and external shocks. In essence, crisis has and will continue to force governments to make the hard adjustments that were
put off in easier times.   In the medium term, we believe that investors should
be rewarded for investments in certain coun-tries that are trading at very attractive valuations due to the markets indiscriminate sell off.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1998

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.



-------------------------------------------------------------------------------
EFFECTIVE OCTOBER 1998, THOMAS L. BENNETT, STEPHEN F. ESSER AND ABIGAIL L. MCKENNA HAVE ASSUMED PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND'S ASSETS. THOMAS L. BENNETT, A MANAGING DIRECTOR OF MORGAN STANLEY & CO. INCORPORATED ("MS&CO"), JOINED MORGAN STANLEY ASSET MANAGEMENT ("MSAM") IN 1996 AND HAS BEEN A PORTFOLIO MANAGER WITH MSAM'S AFFILIATE, MILLER ANDERSON &
SHERRERD, LLP ("MAS") SINCE 1984.   STEPHEN F. ESSER, A MANAGING DIRECTOR OF
MS&CO JOINED MSAM IN 1996 AND HAS BEEN A PORTFOLIO MANAGER WITH MAS SINCE 1988. ABIGAIL L. MCKENNA JOINED MSAM IN 1996 AND IS A VICE PRESIDENT OF MSAM AND MS&CO. PRIOR TO JOINING MSAM, SHE WAS A SENIOR PORTFOLIO MANAGER AT MIMCO FROM 1995 TO 1996 AND A LIMITED PARTNER AT WEISS PECK & GREER FROM 1991 TO 1995, WHERE SHE WAS RESPONSIBLE FOR THE TRADING AND MANAGEMENT OF CORPORATE BOND PORTFOLIOS.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HISTORICAL                                                  TOTAL RETURN (%)
INFORMATION                   -------------------------------------------------------------------------------------
                                   MARKET VALUE (1)              NET ASSET VALUE (2)              INDEX (3)
                              -------------------------     -------------------------     -------------------------
                                                AVERAGE                       AVERAGE                       AVERAGE
                              CUMULATIVE        ANNUAL      CUMULATIVE         ANNUAL     CUMULATIVE         ANNUAL
                              ----------        -------     ----------         ------     ----------        -------
     FISCAL YEAR TO DATE          -32.12%            --         -40.44%            --         -22.08%            --
     ONE YEAR                     -31.57         -31.57%        -44.39         -44.39%        -25.29         -25.29%
     SINCE INCEPTION*              61.02+          9.61+         39.77+          6.66+         49.62           8.07

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]

                                                          Year Ended December 31,                          Nine Months
                                                                                                              Ended
                                                                                                          September 30,
                                  1993*           1994           1995           1996           1997           1998
                                 -------         ------         ------         ------         ------         ------
Net Asset Value Per Share......  $ 18.96         $12.23         $12.40         $17.31         $15.21          $6.51
Market Value Per Share.........  $ 18.13         $11.38         $12.50         $15.13         $15.38          $7.50
Premium/(Discount).............     -4.4%           7.0%           0.8%         -12.6%           1.1%          15.2%
Income Dividends...............  $  0.16         $ 1.49         $ 1.72         $ 1.08         $ 1.27          $0.79
Capital Gains Distributions....       --         $ 0.41             --             --         $ 3.44          $2.94
Fund Total Return (2)..........    35.96%        -25.95%         26.85%+        50.98%         21.71%         40.44%
Index Total Return (3).........    18.67%        -18.93%         26.77%         39.31%         13.02%        -22.08%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The J.P. Morgan Emerging Markets Bond Plus Index is a total return index tracking the traded U.S. Dollar denominated instruments in the emerging markets. The index is composed of Brady Bonds, benchmark Eurobonds, loans,
     and Argentina domestic debt.   Because the J.P. Morgan Emerging Markets
     Bond Plus Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
  *  The Fund commenced operations on July 23, 1993.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio Summary as of September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]

Debt Instruments         (100.0%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                       [CHART]

Other             (7.1%)
Jamaica           (2.4%)
Turkey            (2.4%)
Russia            (2.8%)
Korea             (3.5%)
Colombia          (3.7%)
Panama            (3.8%)
Bulgaria          (5.5%)
Brazil           (13.7%)
Argentina        (30.0%)
Mexico           (25.1%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                          PERCENT OF
                                                             TOTAL
                                                          INVESTMENTS
                                                          -----------
     1.   Ministry of Finance
           11.75%, 6/10/03 (Russia)                           8.4%
     2.   United Mexican States
           11.50%, 5/15/26 (Mexico)                           7.0
     3.   Federative Republic of Brazil 'C' Bond PIK
           8.00%, 4/15/14 (Brazil)                            6.7
     4.   Russia Principal Note, PIK
           3.313%, 12/15/20 (Russia)                          5.6
     5.   Federative Republic of Brazil 'EI-L' Bond
           6.625%, 4/15/06 (Brazil)                           5.6
     6.   Government of Jamaica
           12.00%, 7/19/99 (Jamaica)                          5.2
     7.   Salomon Brothers Federative Republic of
           Brazil Credit Linked Enhanced Note
           9.00%, 1/15/99 (Brazil)                            4.8
     8.   Federative Republic of Brazil
           9.375%, 4/7/08 (Brazil)                            4.6
     9.   Republic of Argentina
           6.625%, 3/31/05 (Argentina)                        4.5
    10.   United Mexican States Global Bond
           9.875%, 9/15/16 (Mexico)                           4.0
                                                             -----
                                                             56.4%
                                                             -----
                                                             -----

FINANCIAL STATEMENTS
--------

STATEMENT OF NET ASSETS (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
--------

SEPTEMBER 30, 1998

                                                      FACE
                                                    AMOUNT                 VALUE
                                                     (000)                 (000)
--------------------------------------------------------------------------------
DEBT INSTRUMENTS (100.0%)
--------------------------------------------------------------------------------
ARGENTINA (30.0%)
CORPORATE (7.8%)
(b)Acindar Industries
       11.555%, 11/12/98                   U.S.$     1,750     U.S.$       1,698
(a)CIA International Telecom
       10.375%, 8/1/04                     ARP       5,650                 3,390
(a)Nortel Inversora 'A'
       6.00%, 3/31/07                      U.S.$     7,434                 4,506
(a)Supercanal Holdings S.A.
       11.50%, 5/15/05                               2,500                 1,450
                                                               -----------------
                                                                          11,044
                                                               -----------------
SOVEREIGN (22.2%)
(b)Republic of Argentina
       6.188%, 3/31/05                              18,943                14,989
   Republic of Argentina Global Bond
       11.375%, 1/30/17                              8,050                 7,410
(c)Republic of Argentina Par Bond 'L-GP'
       5.75%, 3/31/23                               13,000                 8,767
                                                               -----------------
                                                                          31,166
                                                               -----------------
                                                                          42,210
                                                               -----------------
--------------------------------------------------------------------------------
BRAZIL (13.7%)
CORPORATE (1.0%)
(a)Globopar
       10.625%, 12/5/08                              2,650                 1,391
                                                               -----------------
SOVEREIGN (12.7%)
   Federative Republic of Brazil
       9.375%, 4/7/08                               10,640                 6,597
(b)Federative Republic of Brazil
       'EI-L' Bond
       6.625%, 4/15/06                              11,747                 6,784
(b)Federative Republic of Brazil
       Debt Conversion 'L' Bond
       6.688%, 4/15/12                               8,960                 4,502
                                                               -----------------
                                                                          17,883
                                                               -----------------
                                                                          19,274
                                                               -----------------
--------------------------------------------------------------------------------
BULGARIA (5.5%)
SOVEREIGN (5.5%)
(b)Republic of Bulgaria Discount
       Bond 'A' Euro
       6.688%, 7/28/24                               4,960                 3,162
(c)Republic of Bulgaria Front Loaded
       Interest Reduction Bond
       2.50%, 7/28/12                                3,450                 1,585
(b)Republic of Bulgaria Past Due
       Interest Bond
       6.688%, 7/28/11                               5,090                 3,003
                                                               -----------------
                                                                           7,750
                                                               -----------------
--------------------------------------------------------------------------------
COLOMBIA (3.7%)
SOVEREIGN (3.7%)
   Republic of Colombia
   (b)8.82%, 8/13/05                       U.S.$     4,120     U.S.$       3,466
      7.625%, 2/15/07                                2,440                 1,687
                                                               -----------------
                                                                           5,153
                                                               -----------------
--------------------------------------------------------------------------------
ECUADOR (1.9%)
CORPORATE (1.2%)
     Conecel
       14.00%, 5/1/02                                3,150                 1,638
                                                               -----------------
SOVEREIGN (0.7%)
(b)Republic of Ecuador Discount Bond
       6.625%, 2/28/25                               2,050                   962
                                                               -----------------
                                                                           2,600
                                                               -----------------
--------------------------------------------------------------------------------
JAMAICA (2.4%)
SOVEREIGN (2.4%)
     Government of Jamaica
       12.00%, 7/19/99                               3,400                 3,332
                                                               -----------------
--------------------------------------------------------------------------------
Korea (3.5%)
Corporate (1.8%)
     Korea Electric Power Corp.
       7.00%, 10/1/02                                3,300                 2,606
                                                               -----------------
SOVEREIGN (1.7%)
     Korea Development Bank
       7.125%, 9/17/01                               2,700                 2,328
                                                               -----------------
                                                                           4,934
                                                               -----------------
--------------------------------------------------------------------------------
MEXICO (25.1%)
CORPORATE (2.4%)
(a)Innova
       12.875%, 4/1/07                               3,390                 1,882
(a,b)Petro Mexicanos
       11.157%, 7/15/05                              1,680                 1,447
                                                               -----------------
                                                                           3,329
                                                               -----------------
SOVEREIGN (22.7%)
     National Finnciera
       17.00%, 2/26/99                     ZAR      12,000                 1,837
     United Mexican States
       11.50%, 5/15/26                     U.S.$     6,130                 5,946
(b)United Mexican States Discount
       Bond 'A'
       6.594%, 12/31/19                              2,900                 2,247
(b)United Mexican States Discount
       Bond 'B'
       6.477%, 12/31/19                                250                   194
(b)United Mexican States Discount
       Bond 'C'
       6.617%, 12/31/19                              1,300                 1,008
   United Mexican States Global Bond
       9.875%, 1/15/07                                 860                   793
       11.375%, 9/15/16                              5,500                 5,232
--------------------------------------------------------------------------------


                                          7

                                                      FACE
                                                    AMOUNT                 VALUE
                                                     (000)                 (000)
--------------------------------------------------------------------------------
MEXICO (Continued)
     United Mexican States Par Bond 'W-B'
       6.25%, 12/31/19                     U.S.$    19,763     U.S.$      14,674
                                                               -----------------
                                                                          31,931
                                                               -----------------
                                                                          35,260
                                                               -----------------
--------------------------------------------------------------------------------
NETHERLANDS (1.3%)
CORPORATE (1.3%)
(a)Cellco Finance NV
       15.00%, 8/1/05                                2,210                 1,790
                                                               -----------------
--------------------------------------------------------------------------------
PANAMA (3.8%)
SOVEREIGN (3.8%)
     Republic of Panama
       8.875%, 9/30/27                               4,790                 4,023
     Republic of Panama Global Bond
       8.875%, 9/30/27                               1,640                 1,378
                                                               -----------------
                                                                           5,401
                                                               -----------------
--------------------------------------------------------------------------------
PERU (1.9%)
SOVEREIGN (1.9%)
(c)Peru Past Due Interest Bond
       0.00%, 3/7/17                                 1,680                   853
(c)Republic of Peru Front Loaded
       Interest Reduction Bond
       3.25%, 3/7/17                                 3,550                 1,602
   (a) 3.25%, 3/7/17                                   598                   270
                                                               -----------------
                                                                           2,725
                                                               -----------------
--------------------------------------------------------------------------------
RUSSIA (2.8%)
CORPORATE (0.1%)
(a)  Unexim International Finance
       9.875%, 8/1/00                                1,500                    90
       9.875%, 8/1/00                                  910                    55
                                                               -----------------
                                                                             145
                                                               -----------------
SOVEREIGN (2.7%)
(b)  Russia Principal Note, PIK
       3.313%, 12/15/20                             20,770                 1,356
(a)  Russian Federation
       8.75%, 7/24/05                                5,540                   994
       11.00%, 7/24/18                               7,950                 1,391
                                                               -----------------
                                                                           3,741
                                                               -----------------
                                                                           3,886
                                                               -----------------
--------------------------------------------------------------------------------
TURKEY (2.4%)
SOVEREIGN (2.4%)
(a)  Pera Financial Services
       9.375%, 10/15/02                              5,200                 3,354
                                                               -----------------
--------------------------------------------------------------------------------
VENEZUELA (2.0%)
SOVEREIGN (2.0%)
(b)  Republic of Venezuela Debt
       Conversion Bond 'DL'
       6.625%, 12/18/07                              4,976                 2,849
                                                               -----------------
--------------------------------------------------------------------------------
                                                                           Value
                                                                           (000)
--------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$175,308)                                          U.S.$    140,518
                                                               -----------------
--------------------------------------------------------------------------------
                                                    NO. OF
                                                    RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------
MEXICO (0.0%)
     United Mexican States Value
       Recovery Rights, expiring
       06/30/03 (Cost U.S.$0)                    6,079,000                    --
                                                               -----------------
--------------------------------------------------------------------------------
                                                    NO. OF
                                                  WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
NIGERIA (0.0%)
     Central Bank of Nigeria, expiring
       11/15/20 (Cost U.S.$0)                        2,000                    --
                                                               -----------------
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                      (000)
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.0%)
     French Franc                          FRF           7                     1
     German Mark                           DEM           1                     1
                                                               -----------------
     Cost U.S.$2)                                                              2
                                                               -----------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
     (Cost U.S.$175,310)                                                 140,520
                                                               -----------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
     Other Assets                          U.S.$    21,391
     Liabilities                                   (19,937)                1,454
                                                               -----------------
--------------------------------------------------------------------------------
NET ASSETS
     Applicable to 21,797,893 issued and
       outstanding U.S.$0.01 par value shares
       (100,000,000 shares authorized)                         U.S.$    141,974
                                                               ----------------
                                                               ----------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                      U.S.$       6.51
                                                               ----------------
                                                               ----------------
--------------------------------------------------------------------------------

     (a)  -- 144A Security - certain conditions for public sale may exist.
     (b) -- Variable/floating rate security -- rate disclosed is as of September 30, 1998.
     (c) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 1998. Maturity date disclosed is the ultimate maturity.
     PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.


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